EXHIBIT 32.2

YASHENG GROUP

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yasheng Group Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Haiyun Zhuang, Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2012 and results of operations of the Company for the three and six months ended June 30, 2012.

/s/ Haiyun Zhuang
Haiyun Zhuang, Chief Financial Officer, Principal Accounting Officer

August 6, 2012